                                                                   EXHIBIT 10.28

                      SECOND AMENDMENT TO THE NISOURCE INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                (AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 2002)

         WHEREAS, NiSource Inc. (the "Company") maintains the NiSource Inc. Supplemental Executive Retirement Plan, as amended and restated effective June 1, 2002 and further amended effective March 1, 2003 (the "Plan"); and

         WHEREAS, pursuant to Section 5.5 of the Plan, the Company deems it desirable to amend the Plan as described below.

         NOW, THEREFORE, Section 4.6 of the Plan is hereby amended, effective August 25, 2003, to read as follows:

         "4.6 Form of Payment. Notwithstanding Sections 4.1, 4.2 and 4.3, a Participant shall receive distribution of his Supplemental Retirement Pension in the same form as his distribution under the NiSource Pension Plan, computed in the same manner as in the NiSource Pension Plan, or under any other Qualified Pension Plan, computed in the same manner as in such Qualified Pension Plan. Any election under the NiSource Pension Plan or any other Qualified Pension Plan shall apply to his Supplemental Retirement Pension pursuant to the preceding sentence only if it is made by written instrument delivered to the Committee at least 30 days prior to the date of such distribution. If such election is not so made at least 30 days prior to the date of distribution of his Supplemental Retirement Pension, the Participant's Supplemental Retirement Pension shall be paid as a single-life Pension. If a Participant who makes an election pursuant to this Section 4.6 at least 30 days prior to the date of distribution dies prior to distribution pursuant to such election, such election shall be revoked and the other provisions of this Article IV shall apply."

         IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed on its behalf, by its officer duly authorized, this 25th day of August, 2003.

                                                    NISOURCE INC.

                                                    By: /s/ S. LaNette Zimmerman